UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17,  2016

BANKRATE, INC.

(Exact name of registrant specified in its charter)

Delaware	001-35206	65-0423422
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

477 Madison Avenue, Suite 430

New York, New York 10022

(Address of principal executive offices, zip code)

(917)  368-8600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01Completion of Acquisition or Disposition of Assets.

On June 23, 2016, Bankrate, Inc. (“Bankrate”) filed a Current Report on Form 8-K (the “June 23 Current Report”) to report, among other things, that it had completed the acquisition of substantially all of the assets of Next Advisor, Inc. (“Next Advisor”). Next Advisor’s financial statements are presented in the attached exhibits.

Bankrate is filing this amendment to the June 23, 2016 Current Report to include the financial information required by Item 9.01.

Item 9.01Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited financial statements of Next Advisor, Inc. for the fiscal years ended December 31, 2015, 2014 and 2013 and the independent auditor’s report are included as Exhibit 99.1.

The unaudited financial statements of Next Advisor, Inc. for the three months ended March 31, 2016 and 2015 are included as Exhibit 99.2.

(b)  Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements for the fiscal year ended December 31, 2015 and the interim periods ended March 31, 2016 and 2015, are included as Exhibit 99.3.

(d) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Next Advisor, Inc. audited financial statements for the fiscal years ended December 31, 2015, 2014 and 2013
Exhibit 99.2	Next Advisor, Inc. unaudited financial statements for the three months ended March 31, 2016 and 2015
Exhibit 99.3	Unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2015 and the three months ended March 31, 2016 and 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKRATE, INC.

Dated: September 2, 2016	By:	/s/ Steven D. Barnhart
		Name:	Steven D. Barnhart
		Title:	Senior Vice President, Chief Financial Officer